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                                                                    EXHIBIT 10.3

GENXON
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POWER SYSTEMS


                                PROMISSORY NOTE
                                ---------------
                                      and
                                      ---
                                   AGREEMENT
                                   ---------



$150,000.00
-----------

                                                       Mountain View, California


     FOR VALUE RECEIVED, Patrick T. Conroy ("Conroy") promise(s) to pay to GENXON Power Systems, Inc. ("GENXON") or order, at 430 Ferguson Drive, Mountain View, California the sum of One Hundred and Fifty Thousand and 00/100 dollars ($150,000), without interest. Principal shall be payable on the earlier of (1) October 1, 2002; or (2) when Conroy should sell, convey, or alienate his interest in the property located at 18453 Las Cumbres Road, Los Gatos, California, 95030 or any part thereof, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily; or
(3) when Conroy ceases to be an employee of GENXON or its affiliates.

     Conroy agrees to cause this note to be recorded by the County Recorder's Office as a lien on the property described above.

     GENXON agrees to execute a subordination agreement in the event the undersigned refinances the mortgage on the property described above.

     The principal payable to GENXON shall be reduced by twenty percent (20%) of its original value for every year (twelve month period) that Conroy continues to be an employee of GENXON or its affiliates beginning with the date Conroy became an employee of GENXON (October 1, 1997). Accordingly, assuming Conroy remains as an employee of GENXON or its affiliates for the entire five (5) year term of this agreement the principal shall be reduced as follows:
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          Employee as                    Remaining
          of (Date)                      Principal of Note
          -----------                    -----------------
          October 1, 1998                $120,000

          October 1, 1999                $ 90,000

          October 1, 2000                $ 60,000

          October 1, 2001                $ 30,000

          October 1, 2002                $ -0-

     Therefore, if Conroy remains as an employee of GENXON or its affiliates until October 1, 2002 this Promissory Note shall become null and void and GENXON shall take any and all actions necessary to remove the lien on the property described above.

     Should this note or any portion thereof be referred to any attorney for collection, a reasonable attorney's fee shall be owned by Conroy. Principal shall be payable in lawful money of the United States of America.

Agreed to by                          Agreed to by
GENXON Power Systems, Inc.            Patrick T. Conroy


/s/ Lawrence W. Briscoe               /s/ Patrick T. Conroy
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                                              Patrick T. Conroy

Member of the Board of Members        Nov. 18, 1997
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                   Title                                  Date

November 18, 1997
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                    Date

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